Filed Pursuant to Rule 497(e)
File No. 333-199018

CORPORATE CAPITAL TRUST II

Supplement Dated December 8, 2017
to
Prospectus Dated May 1, 2017

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust II dated May 1, 2017, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read the entire Prospectus and this supplement, and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Management

This supplement amends and supplements the first table in the section of the Prospectus entitled “Management—Board of Trustees” by replacing the third row of such table with the following:

Name	Age	Position	Trustee Since
Chirag J. Bhavsar	49	Trustee, Chairman of the Board, Chief Executive Officer, Chief Financial Officer and Chief Operating Officer	2017

This supplement amends and supplements the section of the Prospectus entitled “Management—Board of Trustees—Interested Trustees” by replacing the first and second paragraphs of such section with the following:

Chirag J. Bhavsar, 49, is the Company’s Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and the Chairman of the Board. Mr. Bhavsar joined the Company as Chief Financial Officer and Chief Operating Officer in January 2017. From January 2017 to November 2017, Mr. Bhavsar also served as the Chief Financial Officer and Chief Operating Officer of Corporate Capital Trust, Inc. Mr. Bhavsar has spent most of the past 16 years of his career with entities affiliated with CNL Financial Group, Inc. Mr. Bhavsar also served in the roles of Executive Vice President, Chief Operating Officer, and Chief Financial Officer for Valley National Bank’s Florida Division, from 2015 to 2016, and as the Executive Vice President and Chief Financial Officer of its predecessor, CNLBancshares, Inc., from 2002 to 2015. Mr. Bhavsar is an independent director at Currency Exchange International Corp., which is a publicly traded company on the Toronto Stock Exchange, where he is Lead Independent Director and Audit Committee Chairman. Mr. Bhavsar received his Bachelor of Science in Accounting from the University of Florida in 1990, and received a Master of Science in Accounting from the University of Florida in 1991. Mr. Bhavsar also graduated from University of Virginia’s Banking School in 1993. He is a certified public accountant.

Mr. Bhavsar was selected as one of our two Interested Trustees because of his prior banking and financial experience. His advisory and capital raising experience on behalf of clients is particularly relevant to his trusteeship and, we believe, provides us with exceptional experience upon which to draw. Mr. Bhavsar’s experience in this regard provides value to the board of trustees in its assessment and management of risk. In addition, we believe that Mr. Bhavsar’s experience as an officer of the Company is valuable to the board of trustees in its oversight of regulatory and compliance requirements as well as its exercise of fiduciary duties to us and our shareholders.

This supplement amends and supplements the second table in the section of the Prospectus entitled “Management—Board of Trustees” by replacing the third row of such table with the following:

Name and Age of Trustee	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Chirag J. Bhavsar, 49	Trustee, Chairman of the Board, Chief Executive Officer, Chief Financial Officer and Chief Operating Officer	Appointed December 2017	Chief Financial Officer and Chief Operating Officer Corporate Capital Trust II, from January 2017–present; Chief Financial Officer and Chief Operating Officer of Corporate Capital Trust, Inc., from January 2017–November 2017; Executive Vice President, Chief Operating Officer, and Chief Financial Officer for Valley National Bank’s Florida Division, from 2015-2016; Executive Vice President and Chief Financial Officer of CNLBancshares, Inc., from 2002-2015	Director, Currency Exchange International Corp.

This supplement amends and supplements the third table in the section of the Prospectus entitled “Management—Board of Trustees” by replacing third row of such table with the following:

Name of Trustee	Dollar Range of Equity Securities Owned in Company
Chirag J. Bhavsar	None

This supplement amends and supplements the table in the section of the Prospectus entitled “Management—Board of Trustees—Compensation of Trustees” by replacing the third row of such table with the following:

Name of Trustee	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total Compensation
Chirag J. Bhavsar	—	—	—	—	—	—	—

This supplement amends and supplements the section of the Prospectus entitled “Management—Board of Trustees— Board Leadership Structure” by replacing the second and third sentences of the second paragraph of such section with the following:

Presently, Mr. Bhavsar serves as Chairman of our board of trustees and is an “interested person” by virtue of his professional association with CNL Financial Group. We believe that it is in the best interests of our shareholders for Mr. Bhavsar to serve as chair of our board of trustees because of his significant experience in matters of relevance to our business.

This supplement amends and supplements the section of the Prospectus entitled “Management—Board of Trustees—Investment Advisors and Executive Officers” by replacing the first sentence of the second paragraph of such section with the following:

Messrs. Bhavsar and Builione, our two interested trustees, are among the senior executives of CNL and KKR who provide services to us on behalf of our investment advisors.

This supplement amends and supplements the section of the Prospectus entitled “Management—Board of Trustees—Investment Advisors and Executive Officers” by removing the third and sixth paragraph and replacing the fourth paragraph of such section with the following:

Chirag J. Bhavsar serves as our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer. Mr. Bhavsar is also Chairman of our board of trustees and his biographical information is included in the prospectus under “Management — Board of Trustees— Interested Trustees.”

Control Persons and Principal Shareholders

This supplement amends and supplements the table in the section of the Prospectus entitled “Control Persons and Principal Shareholders” with the following:

Name	Number	Percentage of current ownership (1)	Percentage assuming maximum amount is purchased
Interested Trustees:
Chirag J. Bhavsar	32,644(3)	*	—
Todd C. Builione	—	—	—
Independent Trustees:
James H. Kropp	12,058	*	—
Mark D. Linsz	—	—	—
Thomas W. Morgan	—	—	—
Executive Officers:
Chirag J. Bhavsar	32,644(3)	*	—
Kirk Montgomery	8,287(3)	*	—
All trustees and officers as a group (6 persons)	52,989	0.42%	*

___________

*	Less than one percent.
(1)	Based on a total of 12,505,997 shares issued and outstanding as of December 7, 2017.
(2)	The address of each trustee and executive officer is c/o CORPORATE CAPITAL TRUST II, 450 S. Orange Avenue, Orlando, FL 32801. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(3)	Consists of restricted stock units that may have not yet vested.